SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 23, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                        0-16014                  23-2417713
 (State or other           (Commission File Number)         (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

         The Registrant is filing certain exhibits under Item 7 hereof, which are with respect the closing of the public offering of 17 million shares of the Registrant's Class A Common Stock and $750 million aggregate principal amount of the Registrant's 6% Convertible Subordinated Notes due 2006, the announcement of which was previously made by press release dated January 18, 2001.


Item 7.  Financial Statements and Exhibits

1.01 6% Convertible Subordinated Notes Due 2006 Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc. and Banc of America Securities LLC, as representatives of the Underwriters, dated January 17, 2001 (Filed herewith).

1.02 Class A Common Stock Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc. and Banc of America Securities LLC, as representatives of the Underwriters, dated January 17, 2001 (Filed herewith).

4.01 Base Subordinated Debt Indenture dated as of January 23, 2001, with respect to the Registrant's Subordinated Debt, between the Registrant and The Bank of New York, successor entity by acquisition to Harris Trust Company of New York, as trustee (Filed herewith).

4.02 First Supplemental Indenture, dated as of January 23, 2001, with respect to the Registrant's 6% Convertible Subordinated Notes due 2006, between the Registrant and The Bank of New York, successor entity by acquisition to Harris Trust Company of New York, as trustee (Filed herewith).

10.01 Purchase Agreement dated as of January 17, 2001 between Highland 2000, L.P. and the Registrant regarding Class B Common Stock (Filed herewith).

10.02 Purchase Agreement dated as of January 17, 2001 between Highland 2000, L.P. and the Registrant regarding 6% convertible subordinated notes due 2006 (Filed herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2001                  ADELPHIA COMMUNICATIONS
CORPORATION  (Registrant)

                                           By:   /s/ Timothy J. Rigas
                                           ------------------------------------
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description

1.01 6% Convertible Subordinated Notes Due 2006 Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc. and Banc of America Securities LLC, as representatives of the Underwriters, dated January 17, 2001 (Filed herewith).

1.02 Class A Common Stock Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc. and Banc of America Securities LLC, as representatives of the Underwriters, dated January 17, 2001 (Filed herewith).

4.01 Base Subordinated Debt Indenture dated as of January 23, 2001, with respect to the Registrant's Subordinated Debt, between the Registrant and The Bank of New York, successor entity by acquisition to Harris Trust Company of New York, as trustee (Filed herewith).

4.02 First Supplemental Indenture, dated as of January 23, 2001, with respect to the Registrant's 6% Convertible Subordinated Notes due 2006, between the Registrant and The Bank of New York, successor entity by acquisition to Harris Trust Company of New York, as trustee (Filed herewith).

10.01 Purchase Agreement dated as of January 17, 2001 between Highland 2000, L.P. and the Registrant regarding Class B Common Stock (Filed herewith).

10.02 Purchase Agreement dated as of January 17, 2001 between Highland 2000, L.P. and the Registrant regarding 6% convertible subordinated notes due 2006 (Filed herewith).